UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 18, 2012

Sigma-Aldrich Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-08135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Spruce Street, St. Louis, Missouri 63103
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (314) 771-5765

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition.

On July 24, 2012, Sigma-Aldrich Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2012. A copy of the press release is attached hereto as Exhibit 99.1.

Section 5 - Corporate Governance and Management

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Officers - Compensatory Arrangements of Certain Officers

On July 18, 2012, Dr. David A. Smoller announced his retirement as Chief Scientific Officer at the Company, to be effective as of August 3, 2012 (the “Effective Date”). In connection with Dr. Smoller's retirement, the Company provided him with a severance package in exchange for certain waivers, releases and covenants, including Dr. Smoller's reaffirmation of an earlier covenant not to compete with the Company for two (2) years following the date of his departure. The package provides for (i) a cash payment of $322,000, equal to Dr. Smoller's current annual base salary, (ii) continued participation in the Company's medical and dental insurance programs subsidized by the Company for twelve (12) months following the Effective Date, (iii) continued participation in the Sigma-Aldrich Corporation Cash Bonus Plan (the “Bonus Plan”) for 2012 with any resulting payout based on the performance of the Company and the Research Chemicals business unit and pro-rated as of the Effective Date and (iv) a cash payment in lieu of Dr. Smoller's 2010 Performance Share Grant (which is otherwise forfeited) under the Sigma-Aldrich Corporation 2003 Long-Term Performance Plan (the “LTIP”) based on Company performance over the 2010 - 2012 performance period and prorated as of the Effective Date.

In addition, Dr. Smoller will continue to advise the Company on a part-time basis as an independent consultant for six (6) months following the Effective Date. Dr. Smoller will offer guidance to the Company on issues related to his areas of expertise, including research and development (“R&D”), commercialization of the R&D product pipeline and related areas. For his services as a consultant, the Company will pay Dr. Smoller $140,000 in six (6) equal monthly installments. Dr. Smoller will not receive any Company-sponsored benefits for his services as a consultant.

For additional information regarding the Bonus Plan, the LTIP or other elements of the Company's executive compensation program, please see pages 20-33 of the Company's Proxy Statement on Schedule 14A dated March 12, 2012, for the Company's Annual Meeting of Shareholders held on May 1, 2012.

The information in Section 2 of this Current Report on Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Text of press release dated July 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMA-ALDRICH CORPORATION
Date:	July 24, 2012	By	/s/ Michael F. Kanan
Michael F. Kanan Vice President and Corporate Controller

Exhibit Index

Exhibit No.	Description
99.1	Text of press release dated July 24, 2012.